UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2006

DONALDSON COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1400 West 94th Street Minneapolis, MN 55431
(Address of principal executive offices) (Zip Code)

(952) 887-3131
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On July 28, 2006, the Board of Directors of Donaldson Company, Inc., upon the recommendation of the Corporate Governance Committee, approved certain changes to the compensation paid to the Company’s non-employee directors. The compensation paid to Donaldson’s non-employee directors shall be as follows:

        1.       An annual retainer of $38,000 paid on January 1 of each year (no change);

        2.       An annual retainer of $10,000 paid on January 1 of each year for the chair of the audit committee chair (no change);

        3.       An annual retainer of $7,500 paid on January 1 of each year for the chair of each of the Board’s corporate governance and human resources committees (increased from $5,000);

        4.       A fee of $2,500 for each board meeting attended (no change);

        5.       A fee of $1,500 for each audit committee meeting attended (no change);

        6.       A fee of $1,000 for each of the Board’s corporate governance and human resources committees meetings attended (no change);

        7.       An annual stock option grant of 7,200 shares awarded on December 1 of each year (no change).

In addition, the Board approved the Restated Compensation Plan for Non-Employee Directors. A copy of the Restated Compensation Plan for Non-Employee Directors is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also, on July 28, 2006, the Human Resources Committee of the Board of Directors approved award agreements for the officers of the Company under Cycle XIX of the Long-Term Compensation Plan, a sub-plan under the 2001 Master Stock Incentive Plan. The award agreements provide the officers with the opportunity to receive a stock award based on the Company’s achievement of performance goals relating to a target for three-year compounded growth in net sales and after-tax return on investment, with an increase to the award for achievement of a three-year earnings pre share goal. The Cycle XIX awards are for the three-year cycle for Fiscal years 2007 — 2009 and payments can range from 0% to 200% of target awards. The target awards for the top five named executive officers are as follows: William Cook, 15,600 shares; Lowell Schwab, 6,000 shares; James Giertz, 6,000 shares; Geert Henk Touw, 4,000 shares; Thomas VerHage, 5,600 shares. A copy of the Restated Long-Term Compensation Plan, approved by the Board on May 23, 2006, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.	Description

99.1	Restated Compensation Plan for Non-Employee Directors dated July 28, 2006

99.2	Restated Long-Term Compensation Plan dated May 23, 2006

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:   August 4, 2006

DONALDSON COMPANY, INC.

By:	/s/ Norman C. Linnell

Name: Norman C. Linnell
Title: Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Restated Compensation Plan for Non-Employee Directors dated July 28, 2006

99.2	Restated Long-Term Compensation Plan dated May 23, 2006